UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14-101)
Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                            ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement
☐        Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒        Definitive Proxy Statement
☐        Definitive Additional Materials
☐        Soliciting Material Pursuant to § 240.14(a)-12

DIGITAL VIDEO SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒        No fee required.

☐        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  Proposed maximum aggregate value of transaction:

  Total fee paid:

☐        Fee paid previously by written preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

430 Cambridge Avenue, Suite 110
Palo Alto, California 94306

October 22, 2004

To the Stockholders of Digital Video Systems, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Digital Video Systems, Inc., which will be held at The Stanford Court Hotel, 905 California Street, San Francisco, California, on Thursday, November 18, 2004, at 10:00 a.m., California time. We look forward to greeting as many of our stockholders as possible.

Enclosed you will find the Notice of Annual Meeting, the Proxy Statement and a proxy card to record your voting preferences. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other information concerning the Company of which you should be aware when you vote your shares.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. As a stockholder of the Company, you may vote your shares by marking your votes on the enclosed proxy card. If you vote on the enclosed proxy card, you must sign, date and mail the proxy card in the enclosed envelope. If you decide to attend the Annual Meeting and vote in person, you may then withdraw your proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

On behalf of the Board of Directors and the employees of Digital Video Systems, I would like to express my appreciation for your continued interest in the affairs of the Company.

Sincerely yours,

Thomas A. Spanier
Chairman of the Board and
Chief Executive Officer

DIGITAL VIDEO SYSTEMS, INC.

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 18, 2004

Notice is hereby given that the Annual Meeting of Stockholders of Digital Video Systems, Inc. (the "Company") will be held at The Stanford Court Hotel, 905 California Street, San Francisco, California, on Thursday, November 18, 2005, at 10:00 a.m. (local time) for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Stockholders. We intend to nominate the following incumbent directors for reelection:

John M. Fuller
Thomas A. Spanier
Douglas T. Watson
Peter G. Hanelt
Thomas J. Parilla

Resigning from the Board during 2004 were Dr. Edmund Y. Sun, Pratap S. Kondamoori, Grover T. Wickersham, Robert W. Lishman and Venkatapathi N. Rayapati. The Board would like to thank each of them for their dedication and commitment to DVS.

2. To Amend the Digital Video Systems, Inc. Amended and Restated Certificate of Incorporation to increase the number of shares of authorized preferred stock by 5,000,000 shares (from 5,000,000 shares to 10,000,000 shares).

3. To grant authority to the Company's Board of Directors to amend our restated certificate of incorporation to effect a reverse stock split of the Company's outstanding common stock in the range of 1:2 to 1:10 in its discretion at any time between the date of the Annual Meeting and November 18, 2005.

4. To approve the issuance of shares of Common Stock issuable upon conversion of shares of Series C Convertible Preferred Stock and upon exercise of Warrants issued in a private placement.

5. To approve the issuance of shares of Common Stock issuable upon exercise of 300,000 Warrants issued to a principal stockholder in connection with a loan transaction.

6. To approve the issuance of shares of Common Stock issuable upon conversion of shares of Series C Convertible Preferred Stock and upon exercise of Warrants issued to Oxcal Venture Fund, LP in exchange for 550,000 common shares (2.62% of the outstanding shares) of our principal subsidiary, DVS Korea Co. Ltd.

7. To approve the issuance of shares of Common Stock issuable upon exercise of 305,000 Compensatory Warrants previously issued to certain consultants and former directors of the Company or DVS Electronics Pvt. Ltd., our subsidiary in India, as compensation for services rendered.

8. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the year ending December 31, 2004.

9. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 20, 2004 as the record date for the Meeting. Only stockholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder, for any purpose germane to the Meeting, at the Meeting and for ten days prior to the Meeting during ordinary business hours at 430 Cambridge Avenue, Suite 110, Palo Alto, California, the Company's principal place of business.

Dated: October 22, 2004

By Order of the Board of Directors

A. John Murphy, Secretary

STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

DIGITAL VIDEO SYSTEMS, INC.

PROXY STATEMENT

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished to holders of common stock, par value $0.0001 per share, of Digital Video Systems, Inc., a Delaware corporation ("DVS" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of DVS for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, November 18, 2005 at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at The Stanford Court Hotel, 905 California Street, San Francisco, California. The telephone number at that location is (415) 989-3500.

This Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2003, filed on April 14, 2004 are first being mailed on or about October 22, 2004 to all holders of common stock entitled to vote at the meeting.

Stockholders Entitled to Vote; Record Date

Only holders of record of DVS common stock at the close of business on September 20, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of common stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 11,037,179 shares of DVS common stock outstanding and entitled to vote at the Annual Meeting. In addition, the Company has issued 2,081,964 shares of Series C Convertible Preferred Stock (the "preferred stock"), but those shares are not entitled to vote at this Annual Meeting. See Proposal No. 4. For information regarding security ownership by management and by the beneficial owners of more than 5% of DVS common stock, see "Share Ownership by Principal Stockholders and Management."

Quorum; Required Vote

The presence of the holders of a majority of the shares entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such holders are counted as present at the meeting if they (i) are present in person at the Annual Meeting or (ii) have properly submitted a proxy card. A plurality of the votes duly cast is required for the election of directors. A majority of the outstanding shares entitled to vote is required to approve the increase in the number of authorized shares of preferred stock (Proposal No. 2) and the reverse stock split proposal (Proposal No. 3). A majority of the votes cast in person or by proxy is required to approve any other action taken at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting; however, broker "non-votes" are not deemed to be "votes cast." A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. As a result, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Broker "non-votes" and abstentions have the effect of a vote against Proposal No. 2 which requires the affirmative vote of a majority of the outstanding shares, regardless whether such votes are participating in the Annual Meeting.

Voting

Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If a stockholder's shares are held in the name of a broker, bank or other nominee, he or she may be asked to present proof of identification and a statement from the broker, bank or other nominee, reflecting such stockholder's beneficial ownership of DVS common stock as of September 20, 2004, as well as a proxy from the nominee to such stockholder.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting other than those discussed in this Proxy Statement. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (i) by filing with the Corporate Secretary of DVS, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (ii) by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of DVS prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of DVS or should be sent by other means reasonably contemplated to ensure timely delivery to Digital Video Systems, Inc. at 430 Cambridge Avenue, Suite 110, Palo Alto, CA 94306, Attention: Corporate Secretary.

Voting by brokers. If a stockholder holds shares through a broker and, according to DVS' stock records, is not the registered holder of the shares, then such stockholder must instruct the broker to vote the shares according to procedures set forth by such broker. DVS will not count votes represented by such shares unless they are cast by the broker as the holder of record.

Expenses of Solicitation

DVS will bear all expenses of this solicitation, including the cost of preparing and mailing the proxy materials. DVS may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners. DVS' directors, officers and employees may also solicit proxies in person or by telephone, letter, e-mail, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for their reasonable out-of-pocket expenses in connection with such solicitation.

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in the Company's proxy material. Stockholders may present proper proposals for inclusion in the proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Corporate Secretary of DVS in a timely manner. In order to be included in the proxy materials for the 2005 Annual Meeting of Stockholders, stockholder proposals must be received by the Corporate Secretary of DVS no later than June 24, 2005, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act").

Requirements for stockholder proposals or nominations to be brought before an annual meeting. Stockholders wishing to submit proposals that are not to be included in DVS' 2005 proxy statement and proxy must do so no later than the close of business on September 7, 2005. Such submissions should be directed to the Corporate Secretary of DVS and must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on DVS' books, of the stockholder proposing such business; (iii) the class and number of shares of DVS stock that are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

In the event DVS moves its 2005 annual meeting more than 30 days from November 18, 2005, the deadlines above will change. We will notify the stockholders of any such change and advise them of the revised deadlines under Item 5 of the earliest possible Quarterly Report on Form 10-Q or, if impractical, by such other means as are reasonably calculated to inform the stockholders of the meeting date and deadline changes.

Such proposals should be hand delivered to the Corporate Secretary of DVS or should be sent by other means reasonably contemplated to ensure timely delivery to Digital Video Systems, Inc. at 430 Cambridge Avenue, Suite 110, Palo Alto, CA 94306, Attention: Corporate Secretary.

The Company was not notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The business and affairs of DVS are managed under the direction of the Board of Directors, as provided by Delaware law and DVS' By-laws. The Board of Directors establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by DVS' officers and employees. The directors are kept informed of the Company's operations at meetings of the Board, through reports and analyses prepared by, and discussions with, the Company's management.

General

DVS' Board of Directors is currently comprised of five members. A director serves in office for a term of one year and until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation.

Nominees for Directors

The Board of Directors has proposed a slate of five directors to be presented to the stockholders for election at the 2004 Annual Meeting. Thomas A. Spanier was elected by the Board to fill a vacancy in April 2004, as provided in DVS' By-laws; Douglas T. Watson and John M. Fuller were elected by the stockholders at the 2003 Annual Meeting; and Peter G. Hanelt and Thomas J. Parilla were elected by the Board to fill vacancies in October 2004, as provided in DVS' By-laws. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the election of the directors listed below. The Board of Directors expects that each director will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy.

Required Vote

The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

Information Regarding Nominees

The following table sets forth the name of and certain information concerning each nominee as of October 22, 2004.

Name	Age	Current Position	Director Since
Thomas A. Spanier	58	Chief Executive Officer and Chairman of the Board	2004
Douglas T. Watson	51	President, Chief Operating Officer and Director	1998
John M. Fuller	60	Director	2002
Peter G. Hanelt	59	Director	2004
Thomas J. Parilla	39	Director	2004

Unless appointed by the Board of Directors to fill an existing vacancy, all directors are elected at the annual meeting of stockholder to serve for one year terms or until their successors are elected and qualified. There are no family relationships among the directors or executive officers of DVS.

Thomas A. Spanier was elected as a director by the Board in March 2004 to fill a vacancy. On April 14, 2004, he was appointed Chairman of the Board and Chief Executive Officer. From April 2003 to April 2004, Mr. Spanier was the principal of Spanier & Associates, Novato, California, a firm which provides interim management and consulting services. From April 2001 to April 2003, he served as Senior Vice President of Finance and Operations of Cradle Technologies, Mountain View, California, a fabless semiconductor company. From April 2000 to April 2001, he served as President and Chief Operating Officer of Uptime One, Inc., a development stage applications service provider focused on connecting food manufacturing companies and their suppliers. Prior thereto, from April 1998 to April 2000, Mr. Spanier was the Executive Vice President and Chief Operating Officer of the California Culinary Academy, San Francisco, California, which is a for-profit culinary school. Mr. Spanier has a B.S. in Business from the University of California, Berkeley and an MBA from Harvard Business School.

Douglas T. Watson has served as a director since November 1998. Mr. Watson began serving as our President, Chief Operating Officer and Acting Chief Financial Officer in April 2004. Prior thereto, he served as our Chief Executive Officer from February 2002 to April 2004. Mr. Watson also served as a member of the Executive Committee from November 1998 to March 2002. Prior to joining DVS, Mr. Watson served as President and Chief Executive Officer of Astoria Metal Corporation, a ship repair and dismantling firm which he founded in 1992 and that currently has operations in San Francisco and Long Beach, California.

John M. Fuller has served as a director since May 2002. Since March 1997, Mr. Fuller has been President of Pantechnicon Aviation Ltd., a privately-held aircraft leasing company. Mr. Fuller received an MBA from the Harvard Business School and an A.B. in Economics from the University of California, Berkeley.

Peter G. Hanelt was elected as a director by the Board in October 2004 to fill a vacancy. Mr. Hanelt is currently a business consultant; however, Mr. Hanelt provides no paid consulting services to DVS. From 2001 to 2003, he was Chief Operating Officer and Chief Restructuring Officer of Good Guys, Inc., a consumer electronics retailer. Prior to that, Mr. Hanelt was affiliated with Natural Wonders, Inc., a national retailing company. Mr. Hanelt initially served on the Board of Directors of Natural Wonders in 1998 when he was recruited to help reverse consistently declining sales and profits. Following the 1998 resignation of Natural Wonders' Chief Financial Officer and Chief Executive Officer, Mr. Hanelt was appointed to both positions where he served until 2000 and 2001, respectively. Following a poor holiday season and unsuccessful attempts to sell the company, Natural Wonders filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of California, Oakland Division, on December 17, 2000. From 1997 to 2000, Mr. Hanelt also served with Regent Pacific, a company specializing in senior executive assignments, where he provided business development and financial advisory services to client companies. Mr. Hanelt is currently a member of the Board of Directors of the following companies: Shoe Pavilion, Inc., a shoe retailer, where he serves as the chairman of both the Audit Committee and the Compensation Committee; Infonet Services Corporation, provider of cross-border managed data and communications services to multinational enterprises, where he serves on the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, Patelco Credit Union, a privately held credit union; and InterHealth Nutraceuticals, Inc., a privately held international nutraceutical product wholesaler. Although not on the board of directors, Mr. Hanelt is a member of the Audit Committee of Catholic Heathcare West, a privately held not-for-profit hospital healthcare system.

Thomas J. Parilla was elected as a director by the Board in October 2004 to fill a vacancy. Since January 2004, Mr. Parilla has been the President of the Parilla Investment Group in Erie, Pennsylvania. Prior to forming his own investment group, from October 2002 to January 2004, Mr. Parilla served as Senior Financial Consultant and Vice President of PNC Investments, Erie, Pennsylvania. From June 2000 to August 2002, he served as the Regional Manager and Vice President of Investments of First National Investment Services, Northwest, Pennsylvania. Mr. Parilla began his career in finance over a decade ago with Morgan Stanley and serves on several private boards in his community. Mr. Parilla received his B.A. in Economics from Mercyhurst College in Erie, Pennsylvania.

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding. There are no family relationships among directors, nominees for director or executive officers of the Company. The Company's executive officers serve at the discretion of the Board of Directors.

CORPORATE GOVERNANCE

Code of Business Conduct

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers (including our principal executive officer, principal financial officer and controller) and employees, as well as the directors, officers and employees of our subsidiaries. The Code of Business Conduct and Ethics can be found on the Investor Relations section of our website at http://www.dvsystems.com/invest_relations.htm. We will also post on our website any amendment to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed by the rules of the Securities and Exchange Commission or The Nasdaq Stock Market.

Independence of Directors

The Board of Directors has determined that John M. Fuller, Peter G. Hanelt and Thomas J. Parilla are "independent directors" within the meaning of the applicable Nasdaq listing standards.

Board Committees

The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Audit Committee. The current members of the Audit Committee are Messrs. Fuller, Hanelt and Parilla. Mr. Fuller serves as the Chairman. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the listing standards of the Nasdaq SmallCap Market and Section 10A(m)(3) of the Exchange Act. In addition, the Board of Directors has determined that Mr. Fuller is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act.

The Audit Committee's role includes the oversight of the Company's financial, accounting and reporting processes; its system of internal accounting and financial controls and compliance with related legal and regulatory requirements; the appointment, engagement, termination and oversight of the Company's independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of the annual audit, overseeing the independent auditors' audit work; review and pre-approval of any audit and non-audit services that may be performed by them; reviewing with management and the independent auditors the adequacy of the Company's internal financial controls; and reviewing the Company's critical accounting policies and the application of accounting principles. See "Report of the Audit Committee" contained in this proxy statement.

The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and Nasdaq. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A and may also be found on the Investor Relations section of the Company's website at http://www.dvsystems.com/invest_relations.htm.

The Audit Committee met three times in 2003.

Compensation Committee. The Compensation Committee, which met one time in 2003, reviews and approves the compensation and benefits for the Company's executive officers, administers DVS' stock plans (including making grants of options to executive officers under the stock option plans) and performs such other duties as may from time to time be determined by the Board. See "Report of the Compensation Committee" contained in this proxy statement. The Compensation Committee operates in accordance with a charter, which can be accessed on the Investor Relations section of the Company's website at http://www.dvsystems.com/invest_relations.htm. The Compensation Committee currently consists of Messrs. Fuller, Hanelt and Parilla.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee in effect at the time the slate of directors for this Annual Meeting was determined consists of Messrs. Fuller, Hanelt and Parilla. Mr. Fuller is the Chairman of the Corporate Governance and Nominating Committee. All members of the Corporate Governance and Nominating Committee are independent under the listing standards of The Nasdaq Stock Market. Under its charter, the Corporate Governance and Nominating Committee is required to hold at least two meetings per year and will hold additional meetings as needed.

The Corporate Governance and Nominating Committee makes recommendations to the Board as to the appropriate size of the Board or any Board committee and reviews the qualifications of candidates for the Board of Directors and makes recommendations to the Board of Directors on potential Board members (whether created by vacancies or as part of the annual election cycle). The Committee considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. The Committee has not established specific minimum age, education, experience, or skill requirements for potential members, but, in general, expects that a qualified candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, have an understanding of elements relevant to the success of a publicly-traded company and have established a record of professional accomplishment in such candidate's chosen field. The Committee will also consider the interplay of a candidate's skill and experience with that of other Board members, and the extent to which a candidate may be a desirable addition to any committee of the Board. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would, in the Board's judgment, interfere with or limit such candidate's ability to do so. Each candidate should also be prepared to represent the best interests of all of DVS' stockholders and not just one particular constituency. Additionally, in determining whether to recommend a director for re-election, the Board also considers the director's past attendance at Board and Committee meetings and participation in and contributions to the activities of the Board. The Board has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board. It does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that a majority of the members of the Board meet the definition of "independent director" within the meaning of applicable Nasdaq listing standards.

In addition to recommending director candidates, the Corporate Governance and Nominating Committee is charged with establishing procedures for the oversight and evaluation of the Board and management, reviewing correspondence received from stockholders, reviewing on an annual basis a set of corporate governance guidelines for the Board, reviewing proposed changes to the Company's Certificate of Incorporation and By-laws in order to make recommendations to the Board regarding those charter documents and overseeing compliance by the Board and its committees with applicable laws and regulations, including those promulgated by the Securities and Exchange Commission and the Nasdaq regulations.

Stockholders wishing to submit candidates to the Corporate Governance and Nominating Committee for consideration as directors must submit a written notice to the Board, who will provide it to the Corporate Governance and Nominating Committee. The address is 430 Cambridge Avenue, Suite 110, Palo Alto, CA 94306, Attn: Corporate Secretary. The submission should be made in accordance with the time limitations, procedures and requirements described above under the heading "Procedure for Submitting Stockholder Proposals - Requirements for stockholder proposals or nominations to be brought before an annual meeting." Stockholders may view DVS' Corporate Governance and Nominating Committee Charter on the Investor Relations section of the Company's website at http://www.dvsystems.com/invest_relations.htm.

Communications with the Board of Directors

Any stockholder who desires to contact the Board or specific members of our Board may do so electronically by sending an e-mail to the following address: ir@dvsystems.com. Alternatively, a stockholder may contact the Board or specific members of the Board by writing to: Stockholder Communications, Digital Video Systems, Inc., 430 Cambridge Avenue, Suite 110, Palo Alto, CA 94306.

Attendance at Board and Committee Meetings

During 2003, the Board held eight meetings. There were no members of the Board of Directors who attended fewer than 75% of the meetings of the Board of Directors or the committees of which they are members held after such members were elected to the Board of Directors.

Attendance at Annual Stockholder Meetings by the Board of Directors

The Company has adopted a formal policy regarding attendance by members of the Board at the Company's annual meeting of stockholders. The Company's policy is that it encourages but does not require, directors to attend. Messrs. Watson and Fuller attended the Company's 2003 Annual Meeting of Stockholders; the other Board members did not attend.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and our other most highly compensated executive officer during the last year (the "Named Officers") for services rendered to DVS in all capacities for the three years ended December 31, 2003. No other executive officer received more than $100,000 in total compensation during the last fiscal year.

Summary Compensation Table
	Annual Compensation(1)			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Number of Shares Underlying Options
Douglas T. Watson(2) Chief Executive Officer	2003	$139,231	$-	-
	2002	106,817(3)	-	175,000(4)
	2001	75,700(5)	-	75,000(6)
Robert B. Baker(7) Chief Financial Officer	2003	125,813	14,710	75,125(8)
	2002	131,676(9)	-	99,625
	2001	32,400(10)	-	-

_________

(1) The compensation described in this table does not include medical insurance, retirement benefits and other benefits received by the foregoing executive officers which are available generally to all employees of DVS and certain perquisites and other personal benefits received by the foregoing executive officers of DVS, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's cash compensation in the table.

(2) Mr. Watson resigned his position as Chief Executive Officer in April 2004, but remains the Company's President and Chief Operating Officer and currently also serves as Acting Chief Financial Officer.

(3) Includes $33,900 paid to Mr. Watson for his services as a consultant to DVS from January 2002 until he began serving as DVS' Chief Executive Officer in February 2002.

(4) Includes a warrant to purchase 100,000 shares of DVS common stock at an exercise price of $1.34 per share and an option to purchase 75,000 shares of DVS common stock at an exercise price of $1.34 per share.

(5) Represents compensation paid to Mr. Watson for his services as a consultant to DVS.

(6) Includes a warrant to purchase 75,000 shares of DVS common stock at an exercise price of $2.75 per share.

(7) Mr. Baker resigned as Chief Financial Officer of DVS in April 2004, after DVS filed its Annual Report on Form 10-K for the year ended December 31, 2003.

(8) Includes an option to purchase 50,000 shares of DVS common stock at an exercise price of $1.71 and two warrants to purchase 10,125 and 15,000 shares of DVS common stock at an exercise price of $1.65 and $2.80 per share, respectively.

(9) Includes $42,739 paid to Mr. Baker for his services as a consultant to DVS from January 2002 through May 2002. Mr. Baker began serving as DVS' Chief Financial Officer in June 2002.

(10) Represents compensation paid to Mr. Baker for his services as a consultant to DVS.

Option Grants in Last Year

The following table sets forth, as to the Named Officers, information concerning stock options granted during the year ended December 31, 2003.

	Individual Grants
Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Year(1)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Douglas T. Watson	-	-	-	-	-	-
Robert B. Baker	50,000	8.44%	$1.71	4/30/13	$139,270	$221,765

________

(1) Percentages are based on a total of 592,625 shares underlying options and warrants granted to employees in fiscal 2003, of which 567,500 shares underlie options and 25,125 shares underlie warrants.

Option Exercises and Holdings

The following table sets forth, as to the Named Officers, certain information concerning the number of shares acquired upon exercise of stock options during the last fiscal year and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of DVS' common stock as of December 31, 2003.

Aggregated Option Exercises in Last Year
And Year-End Option Values

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Shares Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Douglas T. Watson	-	-	95,982	21,875	-	$ 27,563
Robert B. Baker	-	-	98,792	50,833	$ 121,596	$ 52,417

__________

(1) Fair market value (last reported sale price) of DVS common stock at the fiscal year end ($2.60 on December 31, 2003) minus the exercise price.

Equity Compensation Plan Information

The following table summarizes the number of outstanding options and warrants granted to employees and directors, as well as the number of securities remaining available for future issuance, under DVS' equity compensation plans as of December 31, 2003.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,666,539	$ 2.34	714,703
Equity compensation plans not approved by security holders (1)	709,030	1.87	0
Total	2,375,569	2.15	714,703

__________

(1) Includes warrants issued to certain executive officers and directors during fiscal 2003.

Employment Agreements and Other Arrangements

DVS has no employment agreement or other arrangement regarding employment with the Named Officers or any other executive officer of the Company.

Director Compensation

Through September 18, 2003, non-employee directors were entitled to receive $1,250 per month as compensation for serving on the Board of Directors. Between September 2003 and March 2004, non-employee directors were entitled to receive $1,200 per Board meeting attended. These Board fees were accrued but not paid in 2003. As of April 2004, non-employee Board members receive $500 for each Board meeting attended, $750 for each Audit Committee meeting attended and $500 for each committee meeting attended, other than the Audit Committee. Non-employee directors are also entitled to participate in DVS' 2002 Director Option Plan and receive grants of options thereunder to purchase shares of DVS common stock as described in the following paragraph. Non-employee directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board and committees of which they are members.

Pursuant to the terms of the DVS 2002 Director Option Plan, each non-employee director is automatically granted an option to purchase 30,000 shares of common stock upon appointment or election to the Board of Directors and an option to purchase 10,000 shares of common stock on January 1 of each year thereafter if on such dates he or she is then a non-employee director and has served on the Board of Directors for at least the preceding six months. All options granted under the DVS 2002 Director Option Plan vest at a rate of 25% every six months.

The table below summarizes option and/or warrant grants to the directors during fiscal 2003 (including directors who are no longer on the Board) as compensation for their services as directors:

Directors	Issue Date	Number of Shares Underlying Options(1)	Exercise Price Per Share	Number of Shares Underlying Options Exercised to Date	Aggregate Purchase Price(2)
Ande Abbott(3)	1/01/03	10,000	$2.15	-	$ 21,500
In Baik Jeon(3)	1/01/03	10,000	2.15	-	21,500
John M. Fuller	1/01/03	10,000	2.15	-	21,500
Cary Fitchey(3)	1/01/03	10,000	2.15	-	21,500
Venkatapathi N. Rayapati(4)	7/18/03	30,000	1.92	-	57,600
Pratap S. Kondamoori(4)	7/18/03	30,000	1.92	-	57,600
Grover T. Wickersham(4)	12/18/03	30,000	2.45	-	73,500

_________

(1) Represents an automatic option grant pursuant to the terms of DVS' 2002 Director Option Plan. The option vests at a rate of 25% every six months from the issue date. In addition, if the option is not assumed or substituted upon a change of control, the option will become fully vested and exercisable. In such event, the optionee will have 30 days from the date of notice to exercise the option, and upon the expiration of such period the option will terminate.

(2) Assumes exercise to purchase all shares subject to the option at the applicable exercise price.

(3) Served as a director during 2003, but was not on the Board at December 31, 2003.

(4) Resigned from the Board during 2004.

Compensation Committee Interlocks and Insider Participation

DVS' Compensation Committee is currently composed of Messrs. Fuller, Hanelt and Parilla. However, during substantially all of 2003, a former director, Ande Abbott, also served on the Compensation Committee. No interlocking relationship exists between any 2003 member of DVS' Compensation Committee and any member of the Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of DVS.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee currently consists of Messrs. Fuller, Hanelt and Parilla, but during substantially all of 2003, the Compensation Committee consisted of Mr. Fuller and Ande Abbott, a former director. Accordingly, although this Compensation Committee Report has been submitted by Mr. Fuller, as the only member of the current Compensation Committee who also served on the Compensation Committee during 2003 ,it does reflect the work of the Compensation Committee as a whole throughout 2003.

The Compensation Committee of the Board of Directors generally reviews and approves DVS' executive compensation policies, including the base salary levels and target incentives for executive officers at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers DVS' stock plans, including the 1993 Stock Plan, 1996 Stock Plan, 1997 Employee Stock Purchase Plan, 1998 Stock Option Plan and 2002 Stock Plan. No member of the Compensation Committee is a former or current officer or employee of DVS or any of its subsidiaries.

Executive Officer Compensation Programs

The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans. The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries. Salaries for DVS' executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, general changes in the compensation peer group in which DVS competes for executive talent, and DVS' financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

Stock Option Grants. Stock options may be granted to executive officers and other employees under the 2002 Stock Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage DVS in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on DVS' long-term performance, which the Compensation Committee believes result in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. The principal factors considered in granting stock options to executive officers of DVS are prior performance, level of responsibility, other compensation and the executive officer's ability to influence DVS' long-term growth and profitability. However, the 2002 Stock Plan does not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

Other Compensation Plans. DVS has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees.

Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("IRC") disallows a deduction by DVS for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. The Compensation Committee remains aware of the IRC Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances continue to warrant the use of such exemptions.

Compensation of the Chief Executive Officer

The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Watson's base salary for the year ended December 31, 2003 was $150,000. Mr. Watson's base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Mr. Watson did not receive a bonus for the year ended December 31, 2003 as the Company was not profitable.

COMPENSATION COMMITTEE

John M. Fuller

PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE NUMBER OF
AUTHORIZED SHARES OF PREFERRED STOCK

DVS' Board of Directors has adopted, subject to stockholder approval, an amendment to DVS' Amended and Restated Certificate of Incorporation. This amendment would increase the authorized number of shares of DVS preferred stock from 5,000,000 shares to 10,000,000 shares.

DVS currently has issued 2,081,964 shares of preferred stock, all of which were issued in a recent private placement transaction that is subject to approval by the stockholders at this Annual Meeting. An additional 1,024,589 shares of preferred stock are reserved for possible future exercise of the additional investment right represented by the "green shoe warrant" issued to the private placement investors. We also may close on the final $250,000 of the private placement, which potentially could result in the issuance of up to another 614,754 preferred shares. See Proposal No. 4. Finally, if the transaction described in Proposal No. 6 is consummated, up to approximately 800,000 additional shares of preferred stock will be issued. All of the preferred shares issued and reserved for possible future issuance total 4,488,521 shares. While it is likely that we will not ultimately issue all of those preferred shares, we have designated 4,500,000 shares as 8% Series C Convertible Preferred Stock. Therefore, we have only 500,000 as-yet undesignated preferred shares authorized under our Amended and Restated Certificate of Incorporation. There are no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal.

The proposed additional preferred shares may be used for a variety of corporate purposes, such as financings in which investors desire to purchase preferred stock or as consideration in acquisitions or strategic relationships, in order to provide the Board with flexibility in addressing issues and transactions that may arise in the future and other transactions that DVS' Board deems are in DVS' best interest. The additional authorized shares would enable DVS to act quickly in response to appropriate opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval.

The terms of the undesignated preferred stock, including dividend rates, conversion prices, voting rights, redemption prices and similar matters will be determined by the Board of Directors without any stockholder action or approval. There may be occasions, however, such as the transactions that are the subjects of Proposal Nos. 4 and 6, in which DVS will seek stockholder approval due to the nature of the transaction, the nature of the participants in such transaction or other circumstances. The Board of Directors may also increase or decrease the number of shares of any series, but not below the number of shares of any series then outstanding, without any further vote or action by the stockholders. The Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our Common Stock.

DVS could also use the additional shares of preferred stock to oppose a hostile takeover attempt or delay or prevent changes in control or management of DVS. For example, without further stockholder approval, the Board could sell shares of preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposa1 to increase the authorized preferred stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by DVS to deter or prevent changes in control of DVS, including transactions that the Board determines are not in the best interests of DVS or its stockholders, even though the stockholders would have received a premium for their shares over then current market prices.

The text of the form of amendment to our Amended and Restated Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the increase in the authorized shares of preferred stock is set forth in Appendix B to this proxy statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable.

If the stockholders approve this amendment, the amendment will become effective when it is filed with the Delaware Secretary of State. DVS may then issue any or all of the authorized shares of Preferred Stock without further approval by the stockholders.

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to approve the amendment to DVS' Amended and Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 by approving this Proposal No. 2.

The affirmative vote of the holders of a majority of the outstanding shares of DVS common stock will be required to approve this amendment to DVS' Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. Properly executed unrevoked proxies will be voted for Proposal No. 2 unless a vote against such proposal or an abstention is indicated.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 AMENDING THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 10,000,000.

PROPOSAL NO. 3

PROPOSAL TO GRANT AUTHORITY TO THE BOARD TO AMEND DVS'
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT WITHIN AN APPROVED RANGE

General

Our Board of Directors has considered, deemed advisable, and adopted a resolution approving, and recommends to the stockholders for their approval, to authorize the Board, in its discretion based on the factors described below, to effect a reverse stock split of our outstanding common stock by filing an amendment to our restated certificate of incorporation. The proposal asks the stockholders to approve a reverse split of between 1:2 to 1:10, with the exact size of the reverse split to be determined by the Board within that range.

The purpose of any reverse stock split would be to increase the per-share market price of our common stock in an effort to maintain our listing on The Nasdaq Stock Market's SmallCap Market and for other purposes as described below in this proxy statement. Under the proposed amendment, the exact number of outstanding shares of our common stock, as determined by the Board within the approved range, would be combined, converted and changed into one share of common stock upon the effectiveness of such amendment. Holders of our common stock who would otherwise receive a fractional share of common stock pursuant to the Effective Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below. In this proxy statement, any reference to the possible reverse stock splits is described as the "Reverse Stock Split" and any reference to the Reverse Stock Split that is actually effected, if applicable, is described as the "Effective Reverse Stock Split."

If approved by our stockholders, the Board would have discretion to implement the Effective Reverse Stock Split for one time only, prior to November 18, 2005, in any amount between 1:2 and 1:10. The Board believes that stockholder approval of this range of ratios, as opposed to approval of a single specified exchange ratio, provides the Board with sufficient flexibility to achieve the purposes of the Effective Reverse Stock Split and, therefore, is in the best interests of DVS and its stockholders. The actual timing for implementation of the Effective Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to DVS and its stockholders, but would take place, if at all, on or before November 18, 2005, in order to provide a sufficient period of time between the effective date of the reverse stock split and Nasdaq's "lookback" period to determine compliance with the $1.00 closing bid requirement. Notwithstanding stockholder approval, the Board also would have the discretion to abandon the Reverse Stock Split.

If the Board elects to implement the Effective Reverse Stock Split, the Board will set the exchange ratio within the range approved by the stockholders. The Board would base such a determination upon the then current trading price of our common stock, among other things. If this proposal is not approved by the stockholders, DVS could face delisting from the Nasdaq SmallCap Market, as more fully described below under the heading "Purpose of the Effective Reverse Stock Split."

The text of the form of amendment to our restated certificate of incorporation that would be filed with the Secretary of State of the State of Delaware to effect the Effective Reverse Stock Split is set forth in Appendix B to this proxy statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Effective Reverse Stock Split. If the Reverse Stock Split is approved by the stockholders and following such approval the Board determines that an Effective Reverse Stock Split is in the best interest of DVS and its stockholders, our Amended and Restated Certificate of Incorporation would be amended accordingly.

Purpose of the Effective Reverse Stock Split

We believe that there are two primary reasons for the Effective Reverse Split: to attempt to maintain our listing on the Nasdaq SmallCap Market and to attempt to increase investor interest in our company. Nasdaq Marketplace Rules require that, as a condition to the continued listing of a company's securities on the Nasdaq SmallCap Market, the company must satisfy certain requirements, including maintaining a minimum bid price equal to or greater than $1.00 per share (the "Minimum Bid Price Requirement"). A company's failure to meet the Minimum Bid Price Requirement for 30 consecutive trading days normally results in delisting proceedings, unless the company can demonstrate compliance with the Minimum Bid Price Requirement for at least ten consecutive trading days during a 180 calendar day grace period that immediately follows the initial 30 trading day period of non-compliance or unless Nasdaq grants the company one or more additional grace periods to regain compliance, during which time the company must continue to meet all other Nasdaq listing requirements.

On August 27, 2004, we received a letter from Nasdaq Staff stating that for the last 30 consecutive trading days the bid price of the our common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 4310(c)(4). In accordance with Marketplace Rule 4310(c)(8)(D), we were given 180 calendar days, or until February 23, 2005, to regain compliance. If at anytime before February 23, 2005, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days, the Company will be in compliance with the Rule, although Nasdaq does have the discretion to require a company to maintain the $1.00 per share price up to 20 consecutive trading days if Nasdaq questions whether the $1.00 per share price will be maintained after the initial 10-day period. Nasdaq does have a provision that may grant DVS an additional 180 days following expiration of the initial cure period.

Our Board believes that a delisting could adversely affect our ability to attract the interest of investors and to maximize stockholder value. In addition, the Board believes that the delisting may result in decreased liquidity for the holders of outstanding shares of our common stock and the holders of warrants and options exercisable for shares of our common stock. We believe that, if the Reverse Stock Split is approved, and the Effective Reverse Stock Split is effected, there is a greater likelihood that the minimum bid price of our common stock will be maintained at a level over $1.00 per share after the initial increase in share price above $1.00 upon implementing the Effective Reverse Stock Split.

A sustained higher per share price of our common stock, which we expect, but cannot guarantee, as a result of the Effective Reverse Stock Split, may heighten the interest of the financial community in our company and broaden the pool of investors that may consider investing in our company, potentially increasing the trading volume and liquidity of our common stock. That is the primary reason we have provided a range up to a reverse stock split of 1:10. As a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the price per share of our common stock remains at a higher per share price as a result of the Effective Reverse Stock Split, some of these concerns may be ameliorated.

If our common stock were delisted from Nasdaq, this could adversely affect the liquidity of our common stock and our ability to raise capital. In the event of delisting, our common stock would probably be traded in the over-the-counter market maintained by the NASD Electronic Bulletin Board and the spread between the bid price and asked price of the shares of our common stock would likely be greater than at present. Stockholders may also experience a greater degree of difficulty in obtaining accurate, timely information concerning pricing and trading volume and in executing trades of our common stock. In addition, if our common stock were to be delisted from trading on Nasdaq and the per share price of our common stock were to remain below $5.00 per share, trading in our common stock would be subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock." The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from executing transactions in our common stock, which could limit the market liquidity of our common stock and the ability of investors to trade our common stock. There is no guarantee that the Effective Reverse Stock Split will result in compliance with Nasdaq's Minimum Bid Price Requirement or that we will continue to meet all of the other requirements for continued listing. Consequently, our securities may be delisted even after the Effective Reverse Stock Split.

Possibility that the Effective Reverse Stock Split will Fail to Achieve the Desired Effects, Other Possible Consequences

Stockholders should note that the effect of the Effective Reverse Stock Split upon the market price for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after the Effective Reverse Stock Split will be within the range of two to ten times, as applicable, the prices for shares of our common stock immediately prior to the Effective Reverse Stock Split. Furthermore, there is no assurance that the market price of our common stock immediately after the Effective Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Effective Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Effective Reverse Stock Split negatively, we cannot assure you that the Effective Reverse Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Effective Reverse Stock Split will either exceed or remain in excess of the current market price.

While we believe the Effective Reverse Stock Split to be sufficient to prevent Nasdaq from delisting our common stock, it is possible that, even if the Effective Reverse Stock Split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing of our common stock on the Nasdaq SmallCap Market. These criteria include that:

  we have (i) stockholders' equity of at least $2,500,000, or (ii) $35,000,000 market value of listed securities or (iii) $500,000 of net income from continuing operations for the most recently completed fiscal year, or two of the three most recently completed fiscal years;
  the market value of the public float of our common stock be at least $1,000,000; the term "public float" is defined under Nasdaq's rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares;
  there be at least 300 round lot holders, which are defined as persons who own at least 100 shares of our common stock;
  there be at least two market makers for our common stock; and
  we comply with certain corporate governance requirements.

We believe that we will satisfy all of these other maintenance criteria as of the date of the Annual Meeting, assuming the stockholders approve the various proposals that could impact stockholders equity. However, we cannot assure you that we will be successful in continuing to meet all requisite maintenance criteria.

If the Effective Reverse Stock Split is implemented, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the Effective Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of our common stock.

We believe that the Effective Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Effective Reverse Stock Split.

There is no guarantee that the Effective Reverse Stock Split will result in compliance with Nasdaq's Minimum Bid Price Requirement or that we will continue to meet all of the other requirements for continued listing. Consequently, our securities may be delisted even after the Effective Reverse Stock Split.

Board Discretion to Implement Effective Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders at the Meeting, the Effective Reverse Stock Split will be effected, if at all, only upon a determination by the Board that a Reverse Stock Split, with an exchange ratio range determined by the Board as described above, is in the best interests of DVS and its stockholders. If any such determination is made, such determination shall be made prior November 18, 2005 and be based upon various factors, including meeting and responding to changes in Nasdaq's listing requirements for the SmallCap Market, DVS' growth, existing and expected marketability and liquidity of our common stock and prevailing market conditions. Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any Reverse Stock Split, as permitted under Section 242(c) of the Delaware General Corporation Law.

Effect of the Effective Reverse Stock Split on Voting Rights and Certain Other Matters

Our common stock is currently registered under Section 12(g) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The Effective Reverse Stock Split would not affect the registration of our common stock or our reporting obligations under the Exchange Act.

Proportionate voting rights and other rights of the holders of our common stock would not be affected by the Effective Reverse Stock Split, other than as a result of the payment of cash in lieu of fractional shares as described below. For example, subject to the treatment of fractional shares, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the Effective Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock after the Effective Reverse Stock Split. Although the Effective Reverse Stock Split would not affect the rights of stockholders or any stockholder's proportionate equity interest in DVS other than with respect to the treatment of fractional shares, the number of authorized shares of our common stock would not be reduced and would increase significantly the ability of the Board to issue such authorized and unissued shares without further stockholder action. The number of stockholders of record would not be affected by the Effective Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Effective Reverse Stock Split.

Effect of the Effective Reverse Stock Split on the Authorized by Unissued Shares of Our Stock

The Effective Reverse Stock Split would affect all of our issued and outstanding shares of common stock but would not affect the number of shares of common stock that we are authorized to issue. Upon the effectiveness of the Effective Reverse Stock Split, the number of authorized shares of our common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding based on the reverse stock split ratio selected by the Board. As of September 20, 2004, we had 30,000,000 shares of authorized common stock and 11,037,179 shares of common stock issued and outstanding. The Effective Reverse Stock Split will have no impact on the number of authorized or issued number of shares of preferred stock. Assuming the stockholders approval Proposal No. 2 increasing the authorized number of shares of preferred stock, we will have 10,000,000 authorized shares of preferred stock and 2,081,964 shares of Series C preferred stock issued and outstanding following the Effective Reverse Stock Split.

The number of authorized but unissued shares of our common stock effectively will be increased significantly by the Effective Reverse Stock Split. We have set forth a table below which illustrate the effect of the proposed ratios from the lowest to the highest. The actual Effective Reverse Stock Split could, however, be a ratio in between the high and low set forth below. The table below illustrates the effect, as of September 20, 2004, of such proposed high add low ratios, and no Effective Reverse Stock Split, on our (i) shares of common stock outstanding; (ii) shares of our preferred stock outstanding; (iii) authorized shares of common stock which are reserved for issuance pursuant to options, warrants, conversion of outstanding preferred stock, contractual commitments or other arrangements; and (iv) our shares of common stock which are neither outstanding nor reserved for issuance and are therefore available for issuance. The table does not take into account fractional shares or rounding that would necessarily take place on a stockholder-by-stockholder basis.

Reverse Stock Split Ratio	(I) Shares of Common Stock Outstanding	(II) Shares of Preferred Stock Outstanding	(III) Shares of Common Stock Reserved for Issuance	(IV) Authorized Shares of Common Stock Available for Issuance
No reverse stock split	11,037,179	2,081,964	6,794,409	12,168,412
1:2	5,518,589	2,081,964	3,397,205	21,084,206
1:10	1,103,717	2,081,964	679,441	28,216,842

The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. In addition, the effective increase in the number of authorized, but unissued, shares of our common stock may be construed as having an anti-takeover effect. Although we are not proposing the Reverse Stock Split for this purpose, we could, subject to the Board's fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of our restated certificate of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by the Board.

Effect of the Effective Reverse Stock Split on Convertible Preferred Stock, Stock Options, Warrants and Par Value

The Effective Reverse Stock Split would reduce the number of shares of our common stock available for issuance under our stock option plans in proportion to the exchange ratio of the Effective Reverse Stock Split. The total number of shares of common stock currently 1,512,928 authorized for issuance but unissued at September 20, 2004 under these plans is approximately prior to giving effect to the Effective Reverse Stock Split.

We have outstanding certain stock options and warrants to purchase shares of common stock. Under the terms of the outstanding stock options and warrants, the Effective Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon exercise of such stock options and warrants in proportion to the exchange ratio of the Effective Reverse Stock Split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants.

As of September 20, 2004, we have 2,081,964 outstanding shares of Series C Convertible preferred stock. The Series C preferred has a conversion right, which currently provides that each shares of outstanding Series C preferred may convert into one share of our common stock. Under the terms of the Series C preferred, the Effective Reverse Stock Split will increase the conversion ratio in proportion to the exchange ratio of the Effective Reverse Stock Split and will effect a proportionate decrease in the number of shares issuable upon conversion of each share of Series C Preferred.

The par value of our common stock would remain at $0.0001 per share following the effective time of the Effective Reverse Stock Split. This would have the effect of reducing the aggregate par value of our outstanding shares.

Effective Date

If the proposed Reverse Stock Split is approved at the Meeting, and the Board elects to proceed with the Effective Reserve Stock Split, the Effective Reverse Stock Split would become effective on the date of filing of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. We refer to this time and date as the "Effective Date." Except as explained below with respect to fractional shares, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined, converted and changed into new shares of common stock in accordance with the Effective Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal.

Exchange of Stock Certificates

Shortly after the Effective Date, each holder of an outstanding certificate theretofore representing shares of common stock will receive from our Exchange Agent for the Effective Reverse Stock Split, instructions for the surrender of such certificate to the Exchange Agent. Such instructions will include a form of transmittal letter to be completed and returned to the Exchange Agent. As soon as practicable after the surrender to the Exchange Agent of any certificate that prior to the Effective Reverse Stock Split represented shares of common stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of common stock into which the shares of common stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share. Until surrendered as contemplated herein, each certificate that immediately prior to the Effective Reverse Stock Split represented any shares of common stock shall be deemed at and after the Effective Date to represent the number of full shares of common stock contemplated by the preceding sentence. Each certificate representing shares of common stock issued in connection with the Effective Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of common stock.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate that prior to the Effective Date represented any shares of common stock, except that if any certificates of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, it shall be a condition of such issuance that:

  The person requesting such issuance pay to us any transfer taxes payable by reason of such issuance or any prior transfer of such certificate, or establish to our satisfaction that such taxes have been paid or are not payable;
  Such transfer complies with all applicable federal and state securities laws; and
  Such surrendered certificate be properly endorsed and otherwise be in proper form for transfer.

No Appraisal Rights

Under Delaware law, our stockholders would not be entitled to dissenter's or appraisal rights with respect to the Effective Reverse Stock Split.

Cash Payment in lieu of Fractional Shares

In lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the Effective Reverse Stock Split, we will pay cash equal to such fraction multiplied by the daily average of the high and low trading prices of our common stock during regular trading hours for the five trading day period ending on the sixth business day immediately preceding the Effective Date.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the Effective Reverse Stock Split is based on the Internal Revenue Code of 1986, as amended, applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Effective Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences that may apply to particular classes of taxpayers, such as:

  a partnership or other pass-through entity;
  a stockholder that is not a citizen or resident of the United States, including without limitation certain United States expatriates;
  a financial institution or insurance company;
  a mutual fund;
  a tax-exempt organization;
  a dealer or broker in securities or foreign currencies;
  a trader in securities that elects the mark-to-market method;
  a stockholder that holds common stock as part of a hedge, straddle, conversion transaction or other integrated investment;
  a stockholder whose functional currency is not the United States dollar; and
  a stockholder that acquired common stock through the exercise of an employee stock option or otherwise as compensation.

This summary does not discuss any aspect of state, local or foreign taxation, or any aspect of United States federal tax laws other than the United States federal income tax. Because this discussion does not address tax consequences that may vary with a stockholder's individual circumstances, we strongly urge our stockholders to consult with their own tax advisors as to the specific United States federal, state, local or foreign income or other tax consequences of the Effective Reverse Stock Split to them, including without limitation changes in tax laws and tax return reporting requirements.

This discussion is limited to stockholders holding shares of common stock as capital assets. Such shares are held as capital assets unless the stockholder holds the stock as stock in trade or other property of a kind which would properly be included in the stockholder's inventory if on hand at the close of the taxable year, or primarily for sale to customers in the ordinary course of the stockholder's trade or business.

In general, the federal income tax consequences of the Effective Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Effective Reverse Stock Split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the Effective Reverse Stock Split likely will have the federal income tax effects described below.

A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock will equal the stockholder's basis in its old shares of common stock and the holding period of the post-Effective Reverse Stock Split shares received will include the holding period of the pre-Effective Reverse Stock Split shares exchanged.

A stockholder who receives cash in lieu of a fractional share as a result of the Effective Reverse Stock Split generally will recognize capital gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. Any such capital gain or loss generally will be treated as long-term capital gain or loss if the holder has held the redeemed common stock for more than one year; otherwise, such gain or loss generally will be treated as short-term capital gain or loss. In the aggregate, a stockholder's basis in the reduced number of shares of common stock will equal the stockholder's basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash. The holding period of the post-Effective Reverse Stock Split shares received will include the holding period of the pre-Effective Reverse Stock Split shares exchanged. Under certain circumstances, a stockholder receiving cash in lieu of a fractional share as a result of the Effective Reverse Stock Split will be treated as having received a distribution, in which case the amount received may be taxed as a dividend.

We will not recognize any gain or loss as a result of the Effective Reverse Stock Split.

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to grant to the Board the authority, in its discretion, to implement a reverse stock split of our outstanding common stock in the range of 1:2 to 1:10 between the date of the Annual Meeting and November 18, 2005, by approving this Proposal No. 3.

The affirmative vote of a majority of all outstanding shares of DVS common stock entitled to vote on this reverse stock split proposal will be required for approval of this Proposal No. 3. As a result, abstentions and broker non- votes will have the effect of votes against the proposal. Properly executed unrevoked proxies will be voted for Proposal No. 3 unless a vote against such proposal or an abstention is indicated. The outstanding preferred stock is not yet entitled to vote.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THIS PROPOSAL NO. 3 TO APPROVE THE REVERSE STOCK SPLIT IN THE RANGE OF 1:2 TO 1:10 FOR IMPLEMENTATION IN THE BOARD'S DISCRETION ON OR BEFORE NOVEMBER 18, 2005, IF AT ALL.

PROPOSAL NO. 4

APPROVAL OF THE CONVERSION AND EXERCISE RIGHTS
PROVIDED IN A PRIVATE PLACEMENT OF
PREFERRED STOCK AND WARRANTS

Introduction

After evaluating several opportunities to obtain additional financing to provide us with working capital and funds to expand brand recognition in India, as well as to increase the amount to stockholders equity to maintain compliance with Nasdaq's listing requirements, we completed a private placement of $1,270,000 of our Series C convertible preferred stock ("preferred stock") and Class A warrants ("Class A Warrants") with several institutional investors on September 20, 2004. We initially issued 2,081,964 shares of preferred stock and 1,040,979 Class A Warrants. We could close on an additional $230,000 in investment funds, which, if fully subscribed, would result in the issuance of approximately 377,050 additional shares of preferred stock and approximately 188,525 additional Class A Warrants. The amount of our common stock that will be issued as a result of the private placement cannot be precisely determined because we issued securities that convert into, or upon exercise require us to issue, common stock, and the conversion rights of the preferred stock include anti-dilution protections that would require us to issue additional shares of common stock if certain triggering events occur. The proceeds of the financing are expected to provide working capital.

Summary of Terms of Private Placement

The preferred stock issued pursuant to this placement is convertible at the option of the investors into our common stock at a conversion price of $0.61 per share (subject to adjustment in the event of stock dividends and splits and certain distributions to stockholders, fundamental transactions, and certain limited future dilutive equity transactions). However, until receipt of stockholder approval at this Annual Meeting, the preferred stock will not be convertible into common stock. The preferred stock will be automatically convertible into common stock upon achieving certain price targets with respect to its common stock and the satisfaction of certain other conditions, including receipt of stockholder approval of this Proposal No. 4. The preferred stock requires us to pay a dividend at a rate of 8% per annum, until the third anniversary of the date of issuance, at which time the dividend will increase to 24%, if any preferred stock is then outstanding. The dividend is payable annually. The preferred stock may be redeemed at our option by making the following cash payments: (A) from the effective date of the registration statement filed with the Securities and Exchange Commission covering the resale of the underlying common stock (the "Effective Date") through the first anniversary of the Effective Date, the redemption price shall equal 135% of the original purchase price of $0.61 (the "Original Issuance Price"), plus any and all declared or accumulated but unpaid dividends; (B) from the date immediately following the first anniversary of the Effective Date through the second anniversary of the Effective Date, the redemption price shall equal 130% of the Original Issuance Price, plus any and all declared or accumulated but unpaid dividends; (C) from the date immediately following the second anniversary of the Effective Date through the third anniversary of the Effective Date, the redemption price shall equal 125% of the Original Issuance Price, plus any and all declared or accumulated but unpaid dividends; and (D) from the date immediately following the third anniversary of the Effective Date for so long as any Series C Preferred Stock remains outstanding, the redemption price shall equal 120% of the Original Issuance Price. The preferred stock also carries a liquidation preference over the common stock equal to the Original Issuance Price and any accrued but unpaid dividends. Upon receipt of stockholder approval of this Proposal No. 4, the preferred stock will be entitled to that number of votes equal to the number of shares of common stock into which the preferred stock is then convertible; provided, however, that there will be no adjustment in the number of votes in the event of a price anti-dilution adjustment.

As part of the transaction, DVS issued five-year Class A Warrants to purchase a total of 1,040,979 shares of DVS common stock, having an exercise price of $0.61 per share. In the event the preferred stock is outstanding on September 20, 2007, we will be required to issue a second five-year warrant (the "Class B Warrant"), also exercisable at $0.61, exercisable for that number of shares of common stock issuable upon conversion of the then-outstanding preferred stock. These warrants are exercisable subject to receipt of stockholder approval of this Proposal No. 4.

Finally, the investors also received an additional investment right to purchase up to 50% of the number of shares of preferred stock and warrants initially purchased, on the same basis as the initial investment, for a 10-day period following the Effective Date (the "green shoe warrant").

We have agreed to include the common stock issuable upon conversion of the preferred stock and upon exercise of the Class A Warrants in a registration statement covering the resale of those shares.

Reasons for Stockholder Approval Requirement

Issuance or Potential Issuance of 20% or More of Our Outstanding Common Stock

Because our stock price is currently trading at historically low levels, in order to raise the amount of capital we required for our current purposes, we were required to issue 2,081,964 shares of preferred stock, which would convert, at such time as the conversion right becomes available, into 2,081,964 shares of common stock. We may also complete the private placement which could result in the issuance of an additional 377,050 shares of preferred stock. When combined with the common stock issuable upon the exercise of Class A warrants and potential issuance and future exercise of Class B warrants, additional investment rights and the potential additional shares issuable upon conversion in the event we complete an underwritten public offering at a public offering price below $0.61, the aggregate number of shares of common stock required could exceed 20% of the number of shares of our common stock that is currently outstanding.

Nasdaq Marketplace Rule 4350(i)(i)(D)(ii) requires stockholder approval for the issuance or potential issuance of securities representing 20% or more of an issuer's outstanding listed securities or 20% or more of the voting power outstanding before the original issuance date. In anticipation of the full issuance of common stock as allowed by the terms of the private placement pursuant to which DVS sold the preferred stock, such terms require us to solicit stockholder approval for the issuance of the Company's common stock upon conversion of the preferred stock, and the exercisability of the warrants and additional investment rights. If the Company obtains stockholder approval, there is no limit on the number of shares that could be issued upon conversion and the exercise of the warrants and additional investment rights, and such issuance of shares of common stock will no longer be subject to stockholder approval under Nasdaq Marketplace Rule 4350(i). IF THE COMPANY DOES NOT OBTAIN STOCKHOLDER APPROVAL, THE COMPANY MAY BE REQUIRED TO PAY DIVIDENDS AND REDEEM ALL OR A PORTION OF THE OUTSTANDING SERIES C PREFERRED STOCK IN CASH.

The Company's Board of Directors has determined that the additional shares to be issued upon conversion of the preferred stock and the exercise of the warrants and additional investment rights further the best interests of the Company because the funds raised and to be raised by the preferred stock, warrants and additional investment rights will provide necessary operating capital for the Company. The Board considered the benefits and risks of raising funds based, in part, on future market prices relative to other alternatives, and concluded that the terms set forth in this private placement were in the best interests of the Company and represented the best alternative available to the Company to meet its funding needs at the time. The Board of Directors therefore approved the transaction. The Audit Committee, aware of the securities ownership of Empire and Glenbrook, independently reviewed the transaction to monitor any potential conflict of interest concerns and, following its review, separately approved the transaction.

Potential Change of Control

In addition, Empire Capital Partners and its affiliated entities (collectively, "Empire") owned approximately 9.1% of our outstanding stock on August 31, 2004, and they acquired an additional 1,147,540 shares of preferred stock and 578,768 warrants in the private placement. Empire also owns a warrant to purchase 300,000 shares of our common stock, which is the subject of Proposal No. 5. Glenbrook Capital, LP ("Glenbrook") owned approximately 5% of our outstanding stock on August 31, 2004, plus warrants that would increase its ownership to 6.6%. Glenbrook acquired an additional 409,836 shares of preferred stock and 204,918 warrants in the private placement and also may be issued approximately 398,100 shares of preferred stock in the transaction that is the subject of Proposal No. 6. See "Beneficial Ownership of Management and Principal Stockholders." Because of their current securities holdings, in the event that Empire or Glenbrook were to exercise a portion of their green shoe warrants following the Effective Date and or exercise any of their warrants, or if the price anti-dilution of the preferred stock caused DVS to have to issue additional shares of common stock upon conversion of the preferred stock, either of Glenbrook or Empire potentially could own more than 20% of our outstanding stock, which implicates Nasdaq's change of control restrictions and requires stockholder approval of the transaction in accordance with Nasdaq Marketplace Rule 4350(i)(1)(B).

Impact of the Transaction

It is important to note that issuance of shares of our common stock upon the conversion of the preferred stock and the exercise of the warrants and/or additional investment rights will result in dilution to the equity interests of other holders of the common stock. Specifically, the issuance of the additional common stock will result in a decrease of the relative voting control of the common stock issued and outstanding upon receipt of stockholder approval of this Proposal No. 4, which will have the effect, among other things, of permitting the voting rights of the preferred stock to become operative. Moreover, upon exercise of the warrants and additional investment rights, additional shares and warrants will be issued that will further dilute the equity interests of the holders of common stock.

In the event that Empire and/or Glenbrook acquires additional shares of common stock, either through exercise of the additional investment rights represented by the "green shoe warrant," exercise of its warrants or purchases in the open market, it could become the holder of 20% or more of the outstanding voting power of DVS. In such event, it potentially will have the ability to significantly influence certain decisions of our company, such as election of directors and approval of matters that come before the stockholders at future meetings. The concentration of ownership could also discourage or render more difficult a merger or other change in control of the Company.

Additionally, we have an obligation to register for resale the shares of common stock issuable upon conversion of the preferred stock and exercise of the Class A Warrants, and any public resales of our common stock following the conversion or exercise may depress the prevailing market price of our common stock. Even prior to the time of actual conversion or exercise and public resale, the market "overhang" resulting from the mere existence of the Company's obligation to honor such conversion and exercise rights could depress the market price of the common stock.

IN THE EVENT THE STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL NO. 4, UNDER THE TERMS OF THE SERIES C PREFERRED STOCK, THE PRIVATE PLACEMENT INVESTORS WOULD HAVE THE RIGHT TO DEMAND THAT WE REDEEM THEIR SHARES OF SERIES C PREFERRED STOCK, WHICH WOULD RESULT IN CASH PAYMENTS OF ACCRUED DIVIDENDS AND $0.61 PER SHARE. IF THAT WERE TO OCCUR, WE WOULD ALMOST CERTAINLY BE OUT OF COMPLIANCE WITH NASDAQ'S STOCKHOLDERS' EQUITY REQUIREMENT AND WOULD BE SUBJECT TO DELISTING.

Furthermore, until conversion (which will not be permitted without stockholder approval), the outstanding shares of preferred stock will continue to have a preference in liquidation and dividends over the holders of common stock.

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to approve the issuance of a sufficient number of shares of the Company's common stock to be issued upon conversion of the Series C preferred stock and upon the exercise of the warrants and additional investment rights by approving this Proposal No. 4.

The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to ratify and approve the issuance of common stock upon conversion of the preferred stock and exercise of the warrants. The holders of the preferred stock issued in this private placement are not entitled to vote until receipt of stockholder approval of the transaction. Abstentions will not be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved. Properly executed unrevoked proxies will be voted for Proposal No. 4 unless a vote against such proposal or an abstention is indicated.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THIS PROPOSAL NO. 4 RATIFYING THE POTENTIAL ISSUANCE OF 20% OR MORE OF THE COMPANY'S OUTSTANDING COMMON STOCK IN CONNECTION WITH THE CONVERSION OF SHARES OF SERIES C PREFERRED STOCK, THE EXERCISE OF CLASS A WARRANTS, THE POTENTIAL ISSUANCE AND EXERCISE OF THE CLASS B WARRANTS AND THE ADDITIONAL INVESTMENT RIGHT REPRESENTED BY THE "GREEN SHOE WARRANTS."

PROPOSAL NO. 5

APPROVAL OF THE FUTURE ISSUANCE OF COMMON STOCK TO
EMPIRE CAPITAL PARTNERS UPON EXERCISE OF WARRANTS

Introduction

In September 2004, our Board approved a loan transaction with Empire Capital Partners, LP. ("Empire"). Empire and its affiliated entities owned approximately 9.1% of our outstanding common stock prior to this transaction and the private placement described in Proposal No. 4. Empire agreed to loan DVS $300,000 at 8% interest, with principal and interest due in two years. In connection with this loan, we agreed to provide Empire with 100% warrant coverage (the Empire Warrants").

Summary of the Terms of the Warrants

The Empire Warrants will be exercisable upon the earlier of six months or the effective date of a registration statement covering the underlying common stock for resale. The foregoing notwithstanding, because of the need to obtain stockholder approval for this issuance, as explained below, the Empire Warrants will not be exercisable until the receipt of stockholder approval.

Upon receipt of stockholder approval, the Empire Warrants will be exercisable until September 12, 2009 at an exercise price of $0.61. We have agreed to include the underlying common stock in a registration statement covering the resale of those shares.

Reasons for Stockholder Approval Requirement

As a result of the issuance of the Empire Warrants, together with Empire's current share ownership and the securities acquired by Empire in the private placement that is the subject of Proposal No. 4, Empire's potential securities acquisitions could result in ownership of 20% of more of our outstanding stock. Empire may never acquire 20% of our outstanding common stock, but because it owns convertible preferred stock and warrants, both of which could result in the issuance of additional shares of common stock, and Empire could acquire additional preferred stock and warrants if it elects to exercise the additional investment right represented by the "green shoe warrant" (see Proposal No. 4), it does have the potential to acquire 20% or more of our common stock.

Nasdaq Marketplace Rule 4350(i)(1)(B) requires stockholder approval if a transaction will or potentially could result in a change of control. This approval is required in the event an investor or investor group has the right to acquire 20% or more of a company's common stock.

The Company's Board of Directors has determined that the issuance of the Empire Warrants furthers the best interests of the Company. Empire was willing to quickly provide a $300,000 loan to DVS on reasonable terms at a time when we needed the funds to cover the immediate marketing needs of DVS Electronics Pvt. Limited, our Indian subsidiary ("DVSE"). The loan proceeds were sent to DVSE for working capital, and the timing of the receipt of the funds was critical to DVSE's plans. The Board's approval of the grant of the Empire Warrants as additional consideration and an inducement for the loan was considered by members of the Board to be reasonable and appropriate. The Board of Directors therefore approved the transaction. The Audit Committee independently reviewed the transaction to monitor any potential conflict of interest concerns and, following its review, separately approved the transaction, including the issuance of the Empire Warrants.

Impact of the Transaction

In the event Empire exercises the Empire Warrants, it will be able to purchase up to 300,000 shares of our common stock at $0.61. The exercise will result in dilution to the equity interests of other holders of the common stock. Specifically, the issuance of the additional common stock will result in a decrease of the relative voting control of the common stock issued and outstanding upon receipt of stockholder approval of this Proposal No. 5 and subsequent exercise of the Empire Warrants. Additionally, we have an obligation to register for resale the shares of common stock issuable upon exercise of the Empire Warrants, and any public resales of our common stock following the exercise may depress the prevailing market price of the common stock. Even prior to the time of actual exercise and public resale, the market "overhang" resulting from the mere existence of the Company's obligation to honor such exercise could depress the market price of the common stock.

In the event that Empire acquires additional shares of common stock through the exercise of the conversion and exercise rights of the securities it currently owns, or through acquisition of additional shares in the public market, it could become the holder of 20% or more of the outstanding voting power of DVS. In such event, it potentially will have the ability to significantly influence certain decisions of our company, such as election of directors and approval of matters that come before the stockholders at future meetings. The concentration of ownership could also discourage or render more difficult a merger or other change in control of the Company.

IN THE EVENT THE STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL NO. 5, WE MIGHT BE REQUIRED TO UNWIND THE LOAN TRANSACTION AT A TIME WHEN OUT CASH NEEDS WOULD MAKE SUCH AN ACTION DIFFICULT AND WOULD TAKE FUNDING AWAY FROM OTHER VITAL NEEDS.

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to ratify the issuance of the Empire Warrants by approving this Proposal No. 5.

The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to approve the issuance of the common stock upon exercise of the Empire Warrants. Abstentions will not be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved. Properly executed unrevoked proxies will be voted for Proposal No. 5 unless a vote against such proposal or an abstention is indicated.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 5 APPROVING THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF THE EMPIRE WARRANTS.

PROPOSAL NO. 6

APPROVAL OF THE CONVERSION AND EXERCISE RIGHTS OF
SHARES OF PREFERRED STOCK AND WARRANTS
ISSUED IN AN EXCHANGE TRANSACTION
IN WHICH DVS RECEIVED 2.62% OF THE SHARES OF
DVS KOREA CO. LTD. IN EXCHANGE FOR SERIES C CONVERTIBLE PREFERRED STOCK AND WARRANTS

Introduction

In September 2004, our Board approved a transaction under the terms of which Oxcal Venture Fund, L.P. ("Oxcal") agreed to exchange its 550,000 common shares of DVS Korea Co. Ltd., our Korean subsidiary ("DVSK") for 396,722 shares of Series C Convertible Preferred Stock and 198,361 warrants to purchase our Common Stock (the "exchange transaction").

Summary of the Terms of the DVSK Stock Exchange

Oxcal owned 550,000 shares of DVSK, representing 2.62% of the outstanding common shares. DVS owned 51.14% of DVSK prior to the exchange transaction, and, as a result, we consolidate DVSK's financial results on our financial statements. The agreement between DVS and Oxcal valued the DVSK common shares at 440 Korean won per share, the fair market value of the DVSK shares on September 20, 2004, the date the parties agreed to the terms. That amount, converted to U.S. dollars, valued the 550,000 DVSK shares at $210,435. The agreement further provided that Oxcal would receive DVS stock at a 15% premium over the value of the shares transferred, or $242,000 of DVS stock. Applying a fair market value price of $0.61 per share (the "issuance price"), DVS agreed to issue to Oxcal a total of 396,722 shares of Series C Preferred, plus 50% warrant coverage, or 198,361 Warrants to purchase shares of DVS common stock. The Warrants are exercisable for five years at $0.66 per share. DVSK is traded on Kosdaq in Korea.

We have agreed to include the common stock issuable upon conversion of the preferred stock and upon exercise of the warrants in a registration statement covering the resale of those shares.

Reasons for Stockholder Approval Requirement

We are seeking stockholder approval of the conversion rights of the Series C Preferred Stock and the exercise rights of the warrants issued to Oxcal solely because such approval is required by the terms of the securities. Unlike the approvals sought in Proposal Nos. 4, 5 and 7, this approval is not required by the stockholder approval rules and interpretations of The Nasdaq Stock Market.

Impact of the Transaction

The Series C Preferred Stock that was issued in the exchange transaction has identical terms to the preferred stock issued in the private placement which is the subject of Proposal No. 4. The warrants are also identical except that the exercise price of the exchange transaction warrants is $0.66, rather than $0.61. The issuance of the stock upon conversion or exercise, as the case may be, will result in dilution to the equity interests of the holders of the common stock and until conversion will result in additional shares that have a preference in liquidation and dividends over the holders of common stock. Specifically, the issuance of the additional common stock will result in a decrease of the relative voting control of the common stock issued and outstanding. Additionally, we would have an obligation to register for resale the shares of common stock issuable upon conversion of the preferred stock and exercise of the warrants, and any public resales of our common stock following the conversion may depress the prevailing market price of the common stock. Even prior to the time of actual exercise and public resale, the market "overhang" resulting from the mere existence of DVS' obligation to honor such conversion rights could depress the market price of the common stock.

IN THE EVENT THE STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL NO. 6, UNDER THE TERMS OF THE SERIES C PREFERRED STOCK, OXCAL WOULD HAVE THE RIGHT TO DEMAND THAT WE REDEEM ITS SHARES OF SERIES C PREFERRED STOCK, WHICH WOULD RESULT IN CASH PAYMENTS OF ACCRUED DIVIDENDS AND $0.61 PER SHARE.

Furthermore, until conversion (which will not be permitted without stockholder approval), the outstanding shares of preferred stock will continue to have a preference in liquidation and dividends over the holders of common stock.

As a result of the exchange transaction, DVS increased its ownership interest in DVSK from 51.14% to 53.76% and increased its stockholders' equity by $210,435. The increase in stockholders' equity is important in that it assisted DVS in regaining compliance with Nasdaq's minimum stockholders' equity requirement, as discussed in connection with Proposal No. 4. The increase in DVSK ownership provides a minimal, but meaningful, amount of additional voting control over 50% to protect its majority interest in DVSK in the event that DVSK were to issue additional shares in the future.

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to approve the issuance of a sufficient number of shares of the Company's common stock to be issued upon conversion of the Series C Preferred Stock and upon the exercise of the warrants issued to Oxcal in exchange for 550,000 common shares of DVSK by approving this Proposal No. 6.

The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to approve the issuance of common stock upon conversion of the preferred stock and exercise of the warrants. Oxcal is not entitled to vote the shares of Series C Preferred Stock until receipt of stockholder approval of this proposal. Abstentions will not be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved. Properly executed unrevoked proxies will be voted for Proposal No. 6 unless a vote against such proposal or an abstention is indicated.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 6 APPROVING THE CONVERSION RIGHTS OF 396,722 SHARES OF SERIES C PREFERRED STOCK AND THE EXERCISE RIGHTS OF 198,361 WARRANTS ISSUED IN EXCHANGE FOR 550,000 COMMON SHARES OF DVSK.

PROPOSAL NO. 7

RATIFICATION OF THE ISSUANCE OF
COMPENSATORY WARRANTS

Introduction

In September 2003, the Board of Directors issued 265,000 warrants to purchase our common stock to six consultants of our new Indian subsidiary, DVS Electronics Pvt. Ltd. ("DVSE"). Of these warrants, 120,000 were immediately exercisable and the remaining 145,000 are subject to quarterly vesting over two years. All of these warrants are exercisable at $1.75, which was the fair market value on the date of grant, and they expire on August 31, 2006. The Board also issued 45,000 warrants for prior Board service to three former directors of DVS and/or our subsidiaries. These 45,000 warrants were immediately exercisable at $1.75 and expire September 1, 2008. Collectively, these warrants are referred to as the "Compensatory Warrants." All of the Compensatory Warrants were issued to these consultants and former directors for services they had provided but for which they had not been compensated.

Reason for Stockholder Approval Requirement

The Compensatory Warrants were approved by DVS' Board of Directors and issued to the holders without obtaining stockholder approval. This was an oversight by DVS and violates Nasdaq's current stockholder approval requirement. Nasdaq had recently revised its stockholder approval rules, effective June 30, 2003, but on September 1, 2003, DVS inadvertently issued the Compensatory Warrants on the basis of the Board approval alone. Prior to June 30, 2003, these issuances would have been in compliance with Nasdaq's rules.

Nasdaq Marketplace Rule 4350(i)(1)(A) requires stockholder approval when a plan or other equity compensation arrangement under which stock may be acquired by officers, directors, employees or consultants is established or materially amended. The Compensatory Warrants have not been exercised, and DVS has notified each of the warrantholders that the warrants may not be exercised until stockholder approval is obtained.

The Board approved the issuance of the Compensatory Warrants as a means to try to fairly compensate a small number of individuals who have performed valuable services for DVS and its Indian subsidiary at a time when we were trying to preserve our limited cash resources for other critical needs. The 245,000 warrants were issued to individuals who were instrumental in the formation and early development of DVSE. DVSE would not be in the position it is today without their efforts and their willingness to work many months without cash compensation. The 45,000 warrants for directors services were issued to make good on standard Board compensation arrangements that had not been taken care of in past years. They had been entitled to receive cash for Board services, which had been deferred, and subsequently agreed to accept warrants in lieu of cash. The Board's approval of the grant of the Compensatory Warrants was considered by members of the Board to be reasonable and appropriate. All of these Compensatory Warrants are exercisable at $1.75, while DVS' current stock price is well under $1.00. There is no guarantee that these individuals will ever have the opportunity to recoup any money from the exercise of the Compensatory Warrants, despite having made valuable contributions to our company.

IN THE EVENT THE STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL NO. 7, THE COMPENSATORY WARRANTS WOULD BE DEEMED WORTHLESS BECAUSE THEY COULD NOT BE EXERCISED. WHILE DVS WOULD BE PRECLUDED FROM ISSUING STOCK TO THESE INDIVIDUALS, WE WOULD NEVERTHELESS BE REQUIRED TO PAY THEM THE VALUE OF THE SERVICES THEY PERFORMED.

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to ratify the issuance of the 305,000 Compensatory Warrants by approving this Proposal No. 7.

The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to approve the ratification of the issuance of the Compensatory Warrants. Abstentions will not be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved. Properly executed unrevoked proxies will be voted for Proposal No. 7 unless a vote against such proposal or an abstention is indicated.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 7 APPROVING THE RATIFICATION OF THE ISSUANCE OF THE COMPENSATORY WARRANTS.

PROPOSAL NO. 8

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITORS

Burr Pilger & Mayer LLP ("BMP") has served as DVS' independent auditors since the fiscal year ended March 31, 2000. In May 2004, Burr Pilger & Mayer notified the Audit Committee and our Chief Executive Officer that it would not be able to stand for election and serve as DVS' independent public accountant for the year ended December 31, 2004 due to the expansion and increasing significance of our business outside of the United States. Additionally, Burr Pilger & Mayer stated in its letter to the Audit Committee and the Company that its affiliate in China has made the decision not to register with the Public Company Accounting Oversight Board.

The reports of Burr Pilger & Mayer on the financial statements for the fiscal years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 24, 2004, there were no disagreements with Burr Pilger & Mayer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Burr Pilger & Mayer, would have caused it to make reference to the subject matter of such disagreements in connection with its reports. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years and through August 24, 2004.

The Audit Committee accepted Burr Pilger & Mayer's decision to not stand for re-election and, on August 24, 2004, appointed Stonefield Josephson, Inc. as DVS' independent auditors for the year ended December 31, 2004. We are asking the stockholders to ratify this appointment. We have not consulted with Stonefield Josephson, Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K during the two most recent fiscal years or the subsequent interim period through August 24, 2004.

In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of DVS and its stockholders.

A representative of Burr Pilger & Mayer is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. A representative of Stonefield Josephson is also expected to be present at the Annual Meeting and will, similarly, have the opportunity to make a statement if he desire to do so and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table shows the fees for the audit and other services provided by Burr Pilger & Mayer for 2003 and 2002:

	Year
	2003	2002

Audit Fees(1)	$271,800	$408,000
Audit-Related Fees(2)	35,000	28,000
Tax Fees(3)	25,000	24,000
All Other Fees	-	6,700
Total	$331,800	$466,700

_________

(1)

These are fees for professional services performed by BPM for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and for SEC filings for those years.

(2)

These are fees for professional services performed by BPM for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees."

(3)	These are fees for professional services performed by BPM with respect to tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Beginning May 6, 2003, DVS was required to obtain prior approval from the Audit Committee for all audit and permissible non-audit related fees incurred with our independent auditors. Pursuant to the Pre-Approval Policy, all new projects (and fees) either must be authorized in advance under the guidelines set forth in the Pre-Approval Policy or approved in advance by the full Committee. The Committee does not currently have a separate written Pre-Approval Policy, although the Audit Committee Charter (a copy of which is attached to this proxy statement as Appendix C) addresses the Pre-Approval Policy. All new projects and fees are either pre-approved by the Audit Committee as a whole or by John M. Fuller, the Chairman of the Audit Committee, acting as the designated Audit Committee member for pre-approval purposes. Mr. Fuller reports any such pre-approvals to the Committee at its next meeting.

The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the independence of both Burr Pilger & Mayer and Stonefield Josephson and concluded that it was.

REPORT OF THE AUDIT COMMITTEE

During 2003, the Audit Committee was comprised of John M. Fuller, Pratap S. Kondamoori and Venkatapathi N. Rayapati. In April 2004, Mr. Kondamoori resigned from the Board. Robert W. Lishman was elected to the Audit Committee upon his election to the Board of Directors, and he remained a member of the Audit Committee until his resignation from the Board in August 2004. Mr. Fuller is the Audit Committee Chairman.

The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of its internal and independent auditors. It also recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors. The Committee normally is composed of non-employee directors and operators under a written charter adopted and approved by the Board of Directors. Each Committee member is independent as defined by the Nasdaq SmallCap Market listing standards as currently in effect.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review theses processes. The Audit Committee, however, is not professionally engaged in the practice of accounting or auditing and is not expert in the fields of accounting or auditing, including with respect to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

The Audit Committee held four meetings during 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, and the Company's independent auditors, Burr Pilger & Mayer LLP. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. It met with the independent auditors, with and without management present, to discuss the results of their examination and their evaluation of the Company's internal controls.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and Burr Pilger & Mayer. It also discussed with the independent auditors matters required to be discussed with audit committees under auditing standards generally accepted in the United States of America, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standards No. 1 (Independence Discussions with Audit Committees), and the Audit Committee also discussed with the independent auditors their independence from the Company. When considering Burr Pilger & Mayer's independence, it considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to Burr Pilger & Mayer for audit and non-audit services.

Based on its review and these meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K.

In May 2004, Burr Pilger & Mayer notified the Audit Committee and the Company's Chief Executive Officer that it will not be able to stand for election and serve as the Company's independent public accountant for the year ended December 31, 2004 due to the expansion and increasing significance of the Company's business outside of the United States. Additionally, Burr Pilger & Mayer stated in its letter to the Audit Committee and the Company that its affiliate in China has made the decision not to register with the Public Company Accounting Oversight Board. Accordingly, the Audit Committee conducted a search for a new independent auditor. Following discussions and interviews with several candidate firms, the Audit Committee appointed Stonefield Josephson, Inc. to serve as the Company's independent auditors for the year ending December 31, 2004.

AUDIT COMMITTEE

John M. Fuller

Vote Required and Recommendation of Board of Directors

Our Board of Directors now solicits your proxy to be voted to ratify the appointment of Stonefield Josephson, Inc. as our independent accountants by approving this Proposal No. 8.

The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to ratify the appointment of Stonefield Josephson, Inc. as DVS' independent accountants. Abstentions will not be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved. Properly executed unrevoked proxies will be voted for Proposal No. 8 unless a vote against such proposal or an abstention is indicated.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 8 RATIFYING THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004.

PERFORMANCE GRAPH

The following graph compares the cumulative total return to stockholders on DVS common stock, the Nasdaq Composite Index and the Nasdaq Computer Index. The graph assumes that $100 was invested on December 31, 1998 in DVS common stock and in each of the indices discussed above, including reinvestment of dividends. No dividends have been declared or paid on DVS common stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

With the exception of 12/29/2000, all dates are 12/31/XXXX

	1999	2000	2001	2002	2003
Digital Video Systems	$ 100.00	$ 29.64	$44.36	$ 20.95	$ 25.69
Nasdaq Composite Index	$ 100.00	$ 60.71	$ 47.93	$ 32.82	$ 49.23
Nasdaq Computer Index	$ 100.00	$55.69	$ 42.16	$ 26.77	$ 40.20

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the beneficial ownership of DVS common stock as of August 31, 2004 for the following:

  each person or entity who is known by DVS to own beneficially more than 5% of the outstanding shares of DVS common stock;
  each of our directors and director nominees;
  each of our Named Officers; and
  all directors, director nominees and executive officers of DVS as a group.

In general, "beneficial ownership" refers to shares that an individual or entity has the power to vote, or dispose of, and stock options or warrants that are currently exercisable or will become exercisable on or before October 30, 2004. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person's spouse under applicable law.

Name	Common Stock Beneficially Owned	Percentage Beneficially Owned (1)
5% Stockholders
Empire Capital Partners 1 Gorham Island Westport, CT 06880	1,006,443 (2)	9.1%
Glenbrook Capital Management P.O. Box 524 Glenbrook, NV 89413	943,112 (3)	8.2%
Glenbrook Capital, L.P. P.O. Box 524 Glenbrook, NV 89413	743,430 (4)	6.6%
Dr. Edmund Y. Sun 430 Cambridge Avenue, Suite 110 Palo Alto, CA 94306	768,918 (5)	7.2%
Executive Officers and Directors
Douglas T. Watson	292,857 (6)	2.6%
John M. Fuller	131,250 (7)	1.2%
Venkatapathi N. Rayapati	88,928 (8)	*
Thomas A. Spanier	32,500 (9)	*
Robert B. Baker(10)	25,125 (11)	*
Peter G. Hanelt	0	-
Thomas J. Parilla	0	-
All executive officers, directors and nominees as a group (6 persons)	545,535 (12)	4.7%

________

* Less than one percent of the outstanding common stock.

(1) Based on 11,037,179 shares outstanding as of August 31, 2004.

(2) Includes the collective holdings of Empire Capital Partners, LP, Charter Oak Partners, LP, Empire Capital Partners, Ltd and Charter Oak Partners II, LP. Does not include 1,147,540 shares of preferred stock and 578,768 warrants issued to Empire and its affiliates after August 31, 2004 and which are the subject of Proposal No. 4. None of these securities have current voting rights or currently are convertible or exercisable.

(3) Glenbrook Capital Management is the General Partner of Glenbrook Capital, L.P. Includes (i) 743,430 shares beneficially owned by Glenbrook Capital, L.P. (including 192,857 shares issuable upon exercise of currently-exercisable warrants) and (ii) 199,682 shares issuable upon exercise of outstanding warrants that are exercisable within 60 days of August 31, 2004. Glenbrook Capital Management disclaims beneficial ownership of all partnership shares and warrants except to the extent of its pecuniary interest in the partnership, which is less than 1%.

(4) Includes 192,857 shares issuable upon exercise of outstanding warrants that are exercisable within 60 days of August 31, 2004. See footnote (3). Does not include 409,836 shares of preferred stock and 204,918 warrants issued after August 31, 2004 and which are the subject of Proposal No. 4. None of these securities have current voting rights or are currently convertible or exercisable.

(5) Includes 294,030 shares of common stock issuable upon exercise of outstanding warrants that are exercisable within 60 days of August 31, 2004. Does not include 81,967 shares of preferred stock and 40,983 warrants issued after August 31, 2004 and which are the subject of Proposal No. 4. None of these securities have current voting rights or are currently convertible or exercisable.

(6) Includes 292,857 shares of common stock issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of August 31, 2004.

(7) Includes 90,250 shares of common stock issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of August 31, 2004.

(8) Includes 53,214 shares of common stock issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of August 31, 2004.

(9) Includes 32,500 shares of common stock issuable upon exercise of outstanding options that are exercisable within 60 days of August 31, 2004.

(10) Mr. Baker resigned as Chief Financial Officer of DVS in April 2004, after DVS filed its Annual Report on Form 10-K for the year ended December 31, 2003.

(11) Includes 25,125 shares of common stock issuable upon exercise of outstanding warrants that are exercisable within 60 days of August 31, 2004.

(12) Includes 468,821 shares of common stock issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of August 31, 2004.

RELATED PARTY TRANSACTIONS

Other than as disclosed below, since the beginning of the fiscal year ended December 31, 2003, there has not been any actual or proposed transaction or series of transactions to which DVS, or any of its subsidiaries, was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the DVS capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

In December 2002, DVS entered into a License and Joint Development Agreement with Jeecom Asia, Inc. (the "License Agreement"). Dr. Edmund Y. Sun, DVS' founder, Chairman Emeritus and Director until his resignation in June 2004, is the founder and a director of Jeecom. Under the terms of the License and Joint Development Agreement, DVS was required to pay Jeecom an aggregate of $250,000 at specified dates. DVS paid Jeecom a total of $240,000 in 2003 and still owes $10,000 under the License Agreement. The License Agreement also provides for a royalty payment once the product that is the subject of the development project is developed and available for sale. The royalty will initially be $10 per unit and after certain volume thresholds are met, the royalty will be reduced to between $6 and $2, depending on the volume of sales. No royalties are yet due under the License Agreement.

DVS Electronics Pvt. Ltd. ("DVSE"), a subsidiary of DVS formed in 2003, extended to Xalted Information Systems, Pvt. Ltd. (Xalted) a line of credit allowing for borrowings of up to approximately $280,000 at an interest rate of 8% per annum. Pratap S. Kondamoori, a director of DVS until his resignation in April 2004, is the Chief Executive Officer of Xalted. There were no borrowings in 2003 under the line of credit arrangement. Xalted borrowed $154,000 in January 2004, which was repaid in March 2004. Xalted has provided various operational services to the Company since DVSE's formation in 2003, including free rent.

In September 2003, Pratap S. Kondamoori was issued 75,000 three-year warrants to purchase DVS common stock at an exercise price of $1.75. The warrants were issued as compensation for services rendered in the formation and startup of DVSE. These warrants are included in the Compensatory Warrants that are the subject of Proposal No. 7.

In September 2004, DVS sold shares of Series C Convertible Preferred Stock and warrants to a small number of accredited, sophisticated investors, including Glenbrook Capital, L.P. ("Glenbrook") and Empire Capital Partners, LP and certain of its affiliated entities (collectively, "Empire"). Both Empire and Glenbrook own more than 5% of our common stock. Glenbrook purchased $250,000 and Empire purchased $700,000 in this transaction. As a result, Glenbrook acquired 409,836 shares of Series C Preferred Stock and 204,918 Class A Warrants, and Empire acquired 1,147,540 shares of Series C Preferred Stock and 578,768 Class A Warrants. The securities were sold at fair market value. See Proposal No. 4 for a discussion of the transaction.

In September 2004, Empire loaned DVS $300,000 at 8% interest pursuant to a promissory note which is payable in September 2006. In consideration for making the loan, DVS also issued Empire warrants to purchase 300,000 shares of common stock, at $0.61 per share, which was fair market value on the date of grant. See Proposal No. 5 for a discussion of the transaction.

The private placement and the Empire loan were independently reviewed and approved by the Audit Committee, as required under current Nasdaq rules. The independent review requirement was not in effect at the time of the earlier transactions described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires DVS' executive officers and directors, and persons who own more than 10% of a registered class of DVS' equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish DVS with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received, or written representations from certain reporting persons that no filings on Forms 5 were required for such persons, DVS believes that, during 2003, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements except as follows: Pratap S. Kondamoori, who was a director of the Company until his resignation in April 2004, failed to timely file two Form 4s reporting an automatic grant of options when he was elected to the Board in July 2003 and a grant of warrants in September 2003. Venkatapathi N. Rayapati also failed to file a Form 4 reporting his automatic stock option grant in July 2003. The insiders subsequently filed the Form 4s reporting these transactions.

OTHER MATTERS

As of the date of this Proxy Statement, there are no other matters that management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as proxies will vote in accordance with their judgment.

ANNUAL REPORT

The Company's Annual Report for the year ended December 31, 2003 (but not including Amendment No. 1, filed on April 29, 2004, which contains information substantially identical to the information in this proxy statement, except to the extent that some material in this proxy statement updates and supersedes the information in Amendment No. 1) accompanies or has preceded this Proxy Statement. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Burr Pilger & Mayer LLP, the Company's independent auditors.

Any stockholder desiring to receive a copy of Amendment No. 1 to the Annual Report on Form 10-K may request a copy by contacting the Company's Corporate Secretary at 430 Cambridge Avenue, Suite 110, Palo Alto, CA 94306. The Amendment may also be obtained on the Investor Relations section of the Company's website at http://www.dvsystems.com/invest_relations.htm.

By Order of the Board of Directors

Palo Alto, California
October 22, 2004

APPENDIX A

PROPOSAL NO. 2
(INCREASE IN AUTHORIZED PREFERRED STOCK)

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
DIGITAL VIDEO SYSTEMS, INC.

Digital Video systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware:

DOES HEREBY CERTIFY:

FIRST: That by unanimous written consent of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and declaring that the matter should be brought before the stockholders for consideration. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended by changing the first paragraph of Article thereof denominated "IV" so that, as amended, said first paragraph of Article IV shall be and read as follows:

"This corporation is authorized to issue two classes of shares, which shall be designated as Common Stock, $0001 par value per share, and Preferred Stock, $.0001 par value per share. The total number of shares of Common Stock which this corporation is authorized to issue is Thirty Million (30,000,000) and the total number of shares of Preferred Stock which this corporation is authorized to issue is Ten Million (10,000,000). The Preferred Stock may be issued from time to time in one or more series."

SECOND: That thereafter, pursuant to action taken at a duly noticed and held meeting of the stockholders of the corporation, the holders of the outstanding voting stock of the corporation, voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Thomas A. Spanier, its authorized officer, this ___ day of __________, 2004, and such amendment is effective on the date of filing in the Office of the Delaware Secretary of State.

___________________________
Thomas A. Spanier
Chairman of the Board and
Chief Executive Officer

Attest:

___________________________
A. John Murphy
Secretary

APPENDIX B

PROPOSAL NO. 3

(REVERSE STOCK SPLIT)

In the event the stockholders approval Proposal No. 3 and the Board of Directors subsequently approves a reverse stock split in the range approved by the stockholders, the following will be added to the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation:

"Upon the amendment of this Article IV to read as set forth above, each __ [number between 2 and 10] outstanding shares of Common Stock shall be combined into one share of Common Stock. No fractional shares shall be issued to stockholders in connection with this reverse stock split, but instead, cash shall be distributed to each stockholder who would otherwise have been entitled to receive a fractional share. Such cash value shall be based upon the fair market value of the shares of Common Stock on the effective date of the reverse stock split, and shall be remitted to the stockholders entitled thereto."

APPENDIX C

CHARTER FOR THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
DIGITAL VIDEO SYSTEMS, INC.

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Digital Video Systems, Inc. (the "Company") shall be:

  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  to outline to the Board improvements made, or to be made, in internal accounting controls;

  to approve the selection, compensation, evaluation and replacement of the independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria:

  Each member will be an independent director, in accordance with (i) the Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Rules") Audit Committee requirements and (ii) the rules of the SEC;

  Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq Rules Audit Committee requirements; and

  At least one member will be "audit committee financial expert" as defined by the rules of the SEC; and

  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

  providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's audit and financial reporting process (including the resolution of any disagreements between management and the independent auditors regarding financial reporting);

  approving the selection, compensation, evaluation and replacement of the independent auditors;

  recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

  reviewing and pre-approving fee arrangements with the independent auditors;

  reviewing and pre-approving the independent auditors' proposed audit scope, approach and independence;

  reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

  reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

  providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

  reviewing the Audit Committee's own structure, processes and membership requirements;

  reviewing on a continuing basis the adequacy of the Company's system of internal controls;

  conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

  reviewing, in conjunction with counsel, when necessary, any legal matters that could have a significant impact on the Company's financial statements;

  providing oversight and review of the Company's investment policies;

  if necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist in carrying out its duties;

  establishing and monitoring procedures for handling complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters;

  reviewing proposed related party transactions for potential conflicts of interest and approving such related party transactions in advance; and

  performing such other duties as may be requested by the Board of Directors.

MEETINGS:

The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

The Audit committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Audit Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Audit Committee, the procedures with respect to calling, noticing and holding meetings of the Audit Committee and conducting business of the Audit Committee shall be the same as those provided in the Bylaws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board of Directors.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board in written form from time to time as may be appropriate, consistent with the Committee's charter.

PROXY

DIGITAL VIDEO SYSTEMS, INC.
 ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 18, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF DIGITAL VIDEO SYSTEMS, INC.

PROXY - The undersigned stockholder of Digital Video Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the 2003 Annual Report on Form 10-K and the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated October 22, 2004, for the Annual Meeting of Stockholders of Digital Video Systems, Inc. to be held on November 18, 2004 at 10:00 a.m., local time at The Stanford Court Hotel, located at 905 California Street, San Francisco, California 94108, and revoking all prior proxies, hereby appoints Thomas A. Spanier and Douglas T. Watson, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Digital Video Systems, Inc. held of record by the undersigned on September 20, 2004 at the Annual Meeting to be held on November 18, 2004 or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR the election of directors.

Please mark votes as in this example:    ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR EACH OF THE PROPOSALS NUMBERED 2 THROUGH 8 AND FOR ANY PROPOSALS PURSUANT TO ITEM 9.

1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

NOMINEES:      Thomas A. Spanier, Douglas T. Watson, John M. Fuller, Peter G. Hanelt and Thomas J. Parilla

☐    FOR ALL NOMINEES

☐    WITHHELD FROM ALL NOMINEES

☐    ____________________________________________
                 For all nominees except as noted above

2. Proposal to amend the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock to 10,000,000 (Proposal No. 2)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

3. Proposal to authorize the Board of Directors to amend the Amended and Restated Certificate of Incorporation to effect a reverse stock split within the range of 1:2 to 1:10 on or before November 18, 2005 (Proposal No. 3)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

4. Proposal to approve the issuance of Common Stock upon conversion of shares of Series C Preferred Stock and upon exercise of Warrants issued or issuable in a private placement (Proposal No. 4)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

5. Proposal to approve the issuance of shares of Common Stock upon exercise of Warrants issued to a principal stockholder in connection with a loan made to the Company (Proposal No. 5)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

6. Proposal to approve the issuance of Common Stock upon conversion of shares of Series C Preferred Stock and Warrants issued to Oxcal Venture Fund, LP, in exchange for 550,000 common shares (2.62% of the outstanding shares) of our principal subsidiary, DVS Korea Co. Ltd. (Proposal No. 6)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

7. To approve the issuance of shares of Common Stock issuable upon exercise of 305,000 Warrants issued to certain consultants and former directors of the Company or DVS Electronics Pvt. Ltd., our subsidiary in India, as compensation for services rendered (Proposal No. 7)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

8. Proposal to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent accountants for the year ending December 31, 2004 (Proposal No. 8)

FOR       ☐      AGAINST       ☐      ABSTAIN       ☐

9. In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

(The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally. Persons signing in a fiduciary capacity should so indicate.)

Signature: ________________________________________               Date: _______________

Signature: ________________________________________               Date: _______________

☐     Mark here for address change and note below